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                          [PACIFIC CAPITAL FUNDS LOGO]
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                    PROSPECTUS SUPPLEMENT DATED JUNE 8, 2005
                     TO PROSPECTUSES DATED DECEMBER 1, 2004
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THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION WITH RESPECT TO THE SMALL
CAP FUND IN THE SECTION ENTITLED "RISK/RETURN SUMMARY -- PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 13 OF THE CLASS A/B/C PROSPECTUS AND PAGE 11 OF THE CLASS Y
PROSPECTUS:

The Fund's portfolio has historically been managed using the Sub-Adviser's "small cap value" strategy. As a result of the Sub-Adviser's capacity constraints, commencing May 1, 2005 a portion of the portfolio will be managed using the Sub-Adviser's "systematic small cap" strategy. Both strategies focus on stocks the Sub-Adviser believes are fundamentally strong and undergoing positive change. In addition, the small cap value strategy focuses on companies that the Sub-Adviser considers to be undervalued. The portions of the Fund's portfolio managed using each strategy will be determined from time to time by the Adviser in consultation with the Sub-Adviser, subject to capacity constraints.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION IN THE SECTION ENTITLED "PORTFOLIO MANAGERS - SMALL CAP FUND" ON PAGE 58 OF THE CLASS A/B/C PROSPECTUS AND PAGE 46 OF THE CLASS Y PROSPECTUS:

SMALL CAP FUND. A team lead by Mark Stuckelman is responsible for the day-to-day management of the "small cap value" strategy portion of the Fund's portfolio, and a team lead by Stacey Nutt is responsible for the day-to-day management of the "systematic small cap" strategy portion of the Fund's portfolio. Mr. Stuckelman, Lead Portfolio Manager, has 14 years investment experience. Prior to joining NACM in 1995, Mr. Stuckelman was a senior quantitative analyst with Wells Fargo Bank's Investment Management Group. Mr. Nutt, Lead Portfolio Manager, has 12 years investment experience. Prior to joining NACM in 1999, he was Research Director for Decision Analytics at Vestek Systems, Inc.

THE FOLLOWING INFORMATION REPLACES THE THIRD PARAGRAPH IN THE SECTION ENTITLED "FUND MANAGEMENT -- THE SUB-ADVISERS" ON PAGE 58 OF THE CLASS A/B/C PROSPECTUS AND PAGE 46 OF THE CLASS Y PROSPECTUS:

Nicholas-Applegate Capital Management ("NACM"), located at 600 West Broadway, San Diego, California 92101, is the Sub-Adviser to the Small Cap Fund, and provides investment advisory services with respect to management of that Fund's portfolio. For the Sub-Adviser's services, the Fund pays NACM as follows: for assets invested using NACM's "small cap value" strategy - 0.60% of the first $50 million of average daily net assets and 0.55% of average daily net assets in excess of $50 million; and for assets invested using NACM's "systematic small cap" strategy -- 0.70% of average daily net assets (this increase is offset by a reduction in the fee paid to the Adviser).
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    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES FOR FUTURE
                                   REFERENCE.
PCP-SPALL3-0605